1 Dehaier Medical Systems Ltd. Company Presentation December 2012

About Us Dehaier Medical is a leading China - based manufacturer and distributor of professional medical equipment as well as homecare medical products . ; Focused on growth in the respiratory and oxygen homecare markets ; Founded in 2003 , completed IPO and NASDAQ listing in 2010 ; R&D and Sales center in Beijing, over 20 marketing offices across China NASDAQ Ticker Symbol: DHRM Headquarters Beijing (Science Park) Industry Healthcare Segment Medical Equipment / Respiratory Devices Target Markets Hospitals / Home Healthcare Recent Price (11/25/2012) $1.80 Shares Outstanding 4,590,000 Market Cap (11/25/2012) $8.2 million Management Ownership 30.0 % Fiscal Year End December 31 At a Glance – Company Info Sales* $21.6 million Sales CAGR (2007 - 2011) 34.5% Gross Margin * 36.7% Net Income* $3.1 million Net Margin * 14.4% Basic EPS TTM $0.66 P/E (as of 11/25/2012) 2.5x Financials / Valuation *2011 full year ended December 31, 2011 2

Our Vision “Our goal is to be a leading manufacturer and provider of medical equipment in China and to continue our growth into an internationally recognized provider of sleep respiratory and oxygen therapy products and services ” Ping Chen, CEO and President, Dehaier Medical Systems, Ltd. 3

Weibin Yang, Vice President,. Previously Sales Director at Beijing Dehaier Medical Technology Company. Product manager for AMTRONIX. Aileen Qi ; CFO . Previously served as senior financial manager at Dehaier for over 9 years. Prior to joining Dehaier , also served as financial manager of Singapore Shoubiao Company Fei Dong, COO More than 20 years of experience in the healthcare industry. Previously sales manager, after - sales manager, assistant to CEO and public affairs director at Dehaier . Jingli Li, Internal Control Manager, International Certified Internal Control Specialist. Rich experience of PRC GAAP and US GAAP. Li Sun, Sales Director . More than 10 years of previous sales and marketing experience in international medical equipment companies, and as a chief sales director for the China region for Kontron (France). Sui Liu, IR/PR Manager. Joined the company in 2008 and worked as Corporate Secretary . Jinglei Dong, International Business Manager. Rich experience of international trade . Ling Cheng, Registration Department Manager , 14 years of medical equipment industry. Rich experience of registration process of China. Taoran Wang, Finance Manager. Former auditor of PWC. Rich experience of PRC GAAP and US GAAP. Master’s degree in City University of Hong Kong 4 Ping Chen, CEO & President . ; 20 years experience in medical device R&D and distribution. ; Founded Beijing Dehaier Medical Technology Co. in 2003. ; Bachelor’s degree from National University of Defense Technology. Master’s degree in Ministry of Aeronautics and Astronautics. Experienced Management Team

Company Milestones – Stable and Steady Growth

德海尔医疗 Dehaier Medical

2003	2006	2007	2009	2010	2012	Future

Medical Equipment Business → Existing powerful sales channels across the nation → Medical Equipment Centralized Procurement Projects NEW! → Continuance of imported medical devices distribution

Sleep Respiratory and Oxygen Therapy Business → Stable growth in China and expand global market; Oxygen Therapy Products Portfolio NEW! → Efficient Oxygen Supplement System NEW!; Effective Sleep Diagnostic System NEW!

- Company founded in 2003 with subsidiary structure, ***completed Series A*** fundraising,
- In 2006, ***completed Series B*** Fundraising. In 2007 company entered into the respiratory and oxygen therapy business.
- Initiated overseas marketing in 2009; ***completed IPO*** and NASDAQ listing in 2010, subsidiary structure (not VIE).
- Continuing medical equipment business and enhanced the strategy of boosting the sleep respiratory and oxygen therapy business

5

Investment Thesis ; Sizeable growth opportunity for medical products, driven by significant market need and government investment in healthcare reform x Dehaier’s solutions cover a wide array of medical conditions from sleep apnea to cardiovascular disease x Potential for larger government healthcare development contracts ; Cross - selling of medical devices and sleep respiratory and oxygen therapy products through distribution channels ; Experienced management team with industry expertise and corporate credibility x Stable China - based company with long - term relationships with auditors, vendors, and internationally recognized customers x Successfully completed traditional IPO in 2010 ; not a reverse merger company x Subsidiary structure ; not a variable interest entity (VIE) structure ; Established track record of growth and profitability with favorable valuations x P/E 2 . 5 X as of Nov . 25 th , 2012 ; Strong balance sheet with working capital of $ 28 . 0 million and no long - term debt 6

Business Overview 7

Business Overview Sleep Respiratory Business Oxygen Therapy Business International Business Sleep Respiratory and Oxygen Therapy Business A B C 8

Medical Equipment Business----Medical Equipment Distribution

德海尔医疗 Dehaier Medical

- **Medical Equipment Products**
  - Operating Room Products
  - Respiratory Products
  - Imaging Products
  - Laryngoscope
  - Air Compressor

Medical Equipment



Event Inspiration Ventilator



RADIUS R9/S9 Mobile C-arm X Ray Machine



Explorer 5500 C-arm (Proprietary、MegaPixels)



Heyer Narkomat Anaesthesia Machine



Kontron ORSA5B Anaesthesia Machine(Proprietary)



Heyer Ultrasonic Atomizer



DHR Customized Trolley

9

Distributed Products 3,000 hospitals and clinics Sales Marketing SFDA Registration ; Sales Model : Direct sales force combined with outside distribution network ; Marketing Team : Professional marketing staff with over 20 sales offices across China ; Dealer Resources : Cooperation with over 2,000 domestic dealers and distributors ; Customer Resources : Partnerships with more than 3,000 hospitals and clinics ; International Business Relationships: Distributor or business partner with a number of well - known international medical equipment firms Medical Equipment Business ---- Medical Equipment Distribution 10 *Certain branded equipment distributed per procurement projects, not via distribution agreements.

Background : According to the 12th Five - Year Plan (2011 - 2015), healthcare sector will receive a major boost; government and social healthcare expenses for individuals are expected to increase above 70% of total costs by 2015 ; National Development and Reform Committee spending $5.5 billion to support development of over2,000 hospitals at the county level. State - level contracted projects Strong government Public Relation Industrial insider and expert resources Competitive bidding capability Over 10 project experience Medical Equipment Business ---- Bulk Procurement Projects 11

Implemented Projects (2012) ; ; Heibei Province Infrastructure projects supported by China Development Bank ; Medical Equipment Procurement of Xinjiang Army ; Cooperation with Mindray on Military Bulk Procurement Projects Ongoing Projects ; ; Guizhou Province Infrastructure projects supported by China Development Bank ; Emergency Relief Bulk Procurement • China Development Bank —— New Rural Infrastructure projects ; Military Procurement Projects ; Provincial Government Procurement Projects Medical Equipment Business ---- Bulk Procurement Projects 12

Medical equipment business contributes stable revenue and profit to company. It is the core business and viewed as the most valuable resources. We will keep strong and steady growth of this division in next five years. Medical Equipment Business – Sales Expectation 0 10000 20000 30000 40000 2012 2013 2014 2015 2016 Medical Equipment Sales 0 1000 2000 3000 4000 5000 6000 2012 2013 2014 2015 2016 Bulk Procurement Projects Sales USD, Thousand Bulk Procurement Projects Professional Sales Workforce + Broad Customer Database Medical Equipment Distribution Bulk Procurement Projects Company optimize its abundant industry experiences and existing platform to enter into the bulk procurement projects. It is expected to realize substantial growth in next five years and tighten relationships with governments. 13 Medical Equipment Distribution

; Effective Sleep Diagnostic System ESD System ; Second Generation of C5 CPAP and Series ; To offer new proprietary products related with sleep diagnosis/respiratory/oxygen therapy industries. ; To provide the diagnosis/treatment/monitoring and evaluation of OSAS for sleep centers of hospitals and customers. ; To provide professional and delicate oxygen supplement products to hospitals/customer and other specific usage. Sleep Diagnostic and Respiratory Products Oxygen Therapy Products Sleep Respiratory and Oxygen Therapy Business Sleep Diagnosis CPAP ; Efficient Oxygen Supplement System ; Oxygen Therapy Products and Service Homecare Oxygen Concentrator Oxygen Supplement System EOS System 14

OSAS* COPD Disease Estimated number of patients in China CCVD* and elderly people Estimated number of patients in the global Market Analysis >20 million >39 million >35 million >80 million >120 million >140 million *CCVD : Cardiovascular and/ or Cerebrovascular disease *OSAS : Obstructive Sleep Apnea Syndrome *COPD : Chronic Obstructive Pulmonary Disease Oxygen Concentrator ESD System & CPAP TROS System Dehaier Products Market Size 12,000 50,000 0 10000 20000 30000 40000 50000 60000 OSA patients USA China 4,800 500 0 1000 2000 3000 4000 5000 6000 Diagonised patients 3,000 100 0 500 1000 1500 2000 2500 3000 3500 Treated patients Unit ; Thousand 15 Significant Market

德海尔氧疗业务扩展 睡眠监测室 Sleep Respiratory Business – ESD System Hospital purchase the ESD system To provide an accurate and comfortable diagnosis approach to clients To offer a variety of CPAP machine according to diagnose report Simultaneously monitor the treatment process and share the info via cloud Platf orm Diagno se Therapy Monitor 16 Patients Hospitals Dehaier Admitted Diagnose & therapy Features: Increase admissionssignificantly ! Cloud application to share & manage information Feedback Immediately ! Effective! Convenient! Comfortable and Accurate!

Morpheus Ox DHR - 998 Sleep Disorder Diagnosis Device DHR - 999 Sleep Disorder Diagnosis Device Wrist Sleep Disorder Diagnosis Device DHR Homecare CPAP DHR 2 nd Generation Homecare Oxygen Concentrator DHR 2 nd PAP 睡眠诊断及呼吸产品 Product Offerings Sleep Respiratory Business – Sales and Service Dehaier Service Sales Hospital & Clinic To sell or rent the ESD system to hospitals/ sleep centers To provide the sleep apnea diagnose service to clients To sell the sleep hoter and CPAP to patients To offer the monitoring service during the treatment Clients Under R&D 17

Triggered Oxygen Supplement System Features: » Trigger Freely » Breathing Simultaneously » High Efficiency and Convenient » Increase oxygen saturation (SpO2) rapidly Mobile Oxygen Concentrator Device FRP Tank EASE II Air Pressure Regulator Oxygen Mask Oxygen Therapy Business – TROS System 利用移动式制氧装置;连接可携式气体瓶或供氧管路系统;通过患者自主呼吸触发 给氧阀门的启闭;实现了气体自动送气与排气的呼吸过程;满足了快速按需送氧增氧的 临床需求 。 18

德海尔医疗 Dehaier Medical

Oxygen Therapy Business – Market Segments & Product Series

Integrated Marketing Solutions of Triggered Oxygen Supplement System

✓ Dehaier will provide whole coverage of unique and safe oxygen applications according to each specific market divisions and targeted customers.



Hospital

- TROS System I
- EASE II used in oxygen supply pipe/emergency room/ICU etc.



High Altitude Stress

- TROS System IV
- Oxygen Tank 0.2L-2L


急 救 站

Emergency Treatment

- TROS System II Portable
- Oxygen Supplement System II （First-aid Kit）



Homecare and Home First-Aid

- TROS System V
- Homecare oxygen concentrator



Disaster Relief and National Defense

- TROS System III (Mobile & Self-supplying)
- Integrated functions of generating oxygen, tanking, and supplying



Trauma Pain Relief

- TROS System VI（nitrous oxide-oxygen mixture）
- Ease pain immediately and no side-effect

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德海尔家庭医疗产品、服务;全方位的解决方案 Market Strategy and Expectation Phase 1 • To cooperate with authority of sleep apnea and start with the first - tier sleep centers to promote ESD systems in Beijing and Shanghai Phase 2 • To promote ESD systems in first - tier hospitals of p rovincial capitals • To establish patient database and expand the monitoring services Phase 3 • To cover 500 sleep centers across nation • To obtain extensive customer base and facilitate the product sales with services Phase 1 • To explore Emergency Relief Equipment market in Beijing and to sell EOS System I & II to ambulances • To develop EOS System III and promote in Qinghai province and Henan province initially Phase 2 • To expand the Emergency Relief Equipment market in p rovincial capitals and sell EOS System I & II • To occupy the disaster relief and national defense market with EOS III Phase 3 • To strengthen the product pipeline by penetrating the market division • To become the leading provider of oxygen therapy products and services 0 5000 10000 15000 2013 2014 2015 2016 2017 Sleep Respiratory Business 0 2000 4000 6000 8000 10000 2012 2013 2014 2015 2016 Oxygen Therapy Business USD Thousand Sleep Respiratory Business Oxygen Therapy Business 20

; 3 products have obtained CE Mark ; Medical Air Compressor ; Oxygen Concentrator ; Sleep Diagnostic Device ; Products are sold in more than 20 countries worldwide ; Cooperating with several renowned US and European companies to market Dehaier products ; Established several distribution agreements for homecare medical products in Europe ; Build brand awareness through continuously participating in international exhibitions International Business 21

; In compliance with ISO13485, Dehaier operates from a 7,300 square - foot research and development center in Beijing and a 32,000 square foot assembly facility in Changping Science Park of Beijing. ; R&D personnel include doctors graduated from top universities, senior electronic and mechanical engineers with years of experiences, along with clinical experts from large - scale hospitals. ; Dehaier continues to make great efforts at expanding its intellectual property portfolio and currently has a number of product patents and relevant software copyrights. ; Dehaier provides unique customized technical service product solutions according to individual client’s needs, covering designing and manufacturing products. Our clients are Bird 、 Bear, eVent , Covidien , Ohmeda , MUEFA, Drager , Siemens, Stephan, Teama , Hamilton , HEYER, UTAS and so on. State of the Art Facility in Beijing Changping Hi - Tech Park 22

Growth Strategy 23

• Expand existing relationships of third - party distributed products • Pursue new distribution partners • Expand and strengthen team for state - level Contracted Business • Actively participate in government healthcare projects • Increase investment in research and development, and marketing for proprietary products • Diversify sales through shifting focus to sleep respiratory and oxygen therapy segment • Become a leading sleep respiratory and oxygen therapy product manufacturer • Expand coverage for sleep respiratory and oxygen therapy products and service • Utilize the service platform to engage in value - added business • Obtain FDA and CE approval sleep respiratory and oxygen therapy products • Establish worldwide distribution network for sleep respiratory and oxygen therapy products International Business Growth Strategy 24

2009 2010 2016 Total:$12.4 mil Total:$19.6 mil 9% 91 % Medical Equipment, 30% Sleep Respiratory Business, 35% Oxygen Therapy Business, 20% International Business , 15% Sleep respiratory and oxygen therapy business Medical Equipment Sleep respiratory and oxygen therapy business Medical Equipment 23% 77% 70% Projected Revenue Growth Projected revenue growth will be mainly driven by sleep respiratory and oxygen therapy business ; while medical equipment sales maintain stable growth . • Sleep respiratory and oxygen therapy business are expected to reach nearly 70% of total revenue in the future with increased medical equipment sales. • The expected increase in sleep respiratory and oxygen therapy business will drive improvements in operating cash flow. Sleep respiratory and oxygen therapy business 25

26 Dehaier Medical Systems, Ltd . No. 45 Yongan Road, Science Park, Changping District, Beijing 102200, China http://www.dehaier.com.cn Thank You!

27 Appendix Qualifications and Certificates

*Certain branded equipment distributed per procurement projects, not via distribution agreements. Sales Lines and Cooperating Partners 28

Qualifications and Certificates 29

; From 2009 to 2015 , certified as National High - tech Enterprises ; From 2009 to 2015 , certified as Beijing Zhongguancun High - tech Enterprises ; From 2007 to 2008 , certified as ICBC A+ Credit Rating Enterprises ; Membership of Beijing Zhongguancun Enterprises Credit Promotion Association Qualifications and Certificates 30

Government Projects and Business Chances Dehaier has earned its strong industry and cooperated with a variety of government agencies and world - renowned domestic and international companies. 31

Snapshot of 2010 NASDAQ listing 32